UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2006
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 18, 2006, Stewart Enterprises, Inc. (“the Company”) issued a press release announcing a delay in filing its Annual Report on Form 10-K for the fiscal year ended October 31, 2005. The press release contains new information regarding the Company’s results of operations and financial condition for fiscal 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     Nasdaq notified the Company on January 17, 2006 that the Company’s filing on October 24, 2005 of the Form 10-K/A for the fiscal year ended October 31, 2004 without an audit report and without the certifications of the Chief Executive Officer and Chief Financial Officer was an additional ground for the Company’s noncompliance with Nasdaq’s requirement of continued listing Rule 4310(c)(14). This matter was previously disclosed to and discussed with the Nasdaq Listing Qualifications Panel, and the Company believes that the extension the Panel granted to February 15, 2006 was intended to cover this report as well as the Form 10-Q for the third quarter ended July 31, 2005 and the Form 10-K for the fiscal year ended October 31, 2005. The Company plans to present its views to the Panel by January 24, 2006 and, if the Company cannot complete the Form 10-K/A for the fiscal year ended October 31, 2004 by February 15, 2006 to request an extension of time.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     The disclosure contained in the Company’s press release attached as an exhibit hereto is incorporated into this Item 4.02(a) by reference. As described in the press release, the Company’s audit committee has concluded that its previously issued financial statements for the fiscal years 2001 through 2004, including quarters therein, and the quarters ended January 31, 2005, April 30, 2005, and July 31, 2005 should no longer be relied upon due to adjustments resulting from the Company’s deferred revenue project. The Company has discussed the matters disclosed therein with its independent registered public accounting firm.
Item 8.01 Other Events
     The disclosure contained in the Company’s press release attached as an exhibit hereto is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated January 18, 2006, announcing a delay in filing its Annual Report on Form 10-K for the fiscal year ended October 31, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
January 18, 2006	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated January 18, 2006, announcing a delay in filing its Annual Report on Form 10-K for the fiscal year ended October 31, 2005